UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 1, 2006
Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure
9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Slideshow Presentation

Item 7.01 Regulation FD Disclosure.
     Acquisition of Senior Housing Properties
     On February 1, 2006, a joint venture between Capital Senior Living Corporation (the “Company”) and GE Healthcare Financial Services completed the acquisition of four senior housing properties from a third party. The four communities acquired by the joint venture had a combined purchase price of approximately $36.2 million. The joint venture still has a fifth community under contract to purchase from the same seller for approximately $10.6 million. The acquisition of this fifth community is expected to close in the second quarter of this year, pending approvals and other customary closing conditions.
     Of the four communities acquired, one is in Ames, Iowa and three are in the Nebraska cities of Lincoln, Plattsmouth and Omaha. The four communities now owned by the joint venture comprise 229 assisted living units and have resident capacity of 315. The fifth community under contract is also in Omaha, Nebraska.
     Revenues in 2005 at the five communities were approximately $9.4 million, including $7.3 million of revenue from the four communities acquired and $2.1 million of revenues from the fifth community. At five percent of revenues, the Company’s management fees are expected to be approximately $0.5 million in the first year of operation of the five-community portfolio. The Company will also receive distributions from the joint venture on its minority interest and may receive additional incentive distributions.
     Slideshow
     Attached hereto as Exhibit 99.1 is a slideshow presentation of the Company.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The exhibit contains and may implicate, forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.
     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:
99.1	Capital Senior Living Corporation slideshow presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2006	Capital Senior Living Corporation

	By:	/s/ Ralph A. Beattie
	Name:	Ralph A. Beattie
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
     Exhibit No.                     Exhibit Name
     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:
99.1	Capital Senior Living Corporation slideshow presentation